UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 28, 2005
Janus Capital Group Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)
151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
(303) 691-3905
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 28, 2005, Janus Capital Group Inc. (“Janus”) issued a press release reporting its financial results for the second quarter 2005. Copies of that press release and the earnings presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.
Date: July 28, 2005	By:	/s/ David R. Martin
David R. Martin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Janus Capital Group Inc. press release reporting its financial results for the second quarter 2005

99.2	Janus Capital Group Inc. second quarter 2005 earnings presentation

3